UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
 (Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2019

Date of reporting period:  February 28, 2019

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

For The Year Ended

February 28, 2019

American Trust Allegiance Fund

April 2019

Dear Fellow Shareholders,

Ten years since the March 2009 bottom, and after skirting a 20% drop late last year (for the S&P 500® Index, or the “S&P 500”), we remain in one of the longest running bull markets for stocks on record.  Notwithstanding the volatility of last year, discussed below, we remain constructive on stocks.  We believe that the economy remains on a firm foundation despite some recent slowing, and that business conditions remain generally constructive.  Less favorably, the market’s jump from its December 24th low makes it less attractive and some risk factors remain worrisome.  Overall however, we continue to find selected opportunities across geographies, sectors and individual companies.  And as the market moves higher, we have moved to lessen risk through selected purchases of less expensive emerging market stocks and through a disciplined application of our growth at a reasonable price investment philosophy.

For the fiscal year ended February 28, 2019, the Fund had a total return of -2.79%.  This compares to the 4.68% return recorded by the S&P 500.  Differences in performance relative to the S&P 500 on a full year basis are attributable to the following:

1)
About one-third of the difference pertains to our allocation of overseas stocks.  As the broader US stock market posted small gains, international stocks did not perform as well.  The MSCI EAFE and EEM indices (see definition below), which respectively track international stocks from developed and emerging countries, posted losses (in dollar terms) of -6.04% and -9.90% for the 12 months ended February 2019.  Although the percentage varied over the course of the year, the Fund held about 20% split between developed and emerging international holdings.  These holdings reduced risk through broader diversification but led to just over 2.5% underperformance relative to the S&P 500.

2)	One-eighth of the difference is attributable to lack of healthcare investments, which were up 10.8% during the period or almost twice the overall market.

3)
The remaining difference, just over half, pertains to our investing philosophy.  Our GARP (Growth At a Reasonable Price) investment discipline, which we strongly believe can deliver good relative performance through the course of a market cycle, hurt relative performance as the more value-oriented stocks did not match the performance of growth and especially momentum style stocks.  However, as discussed in the Fund Statistical Snapshot section of this Annual Report, we are positioned in stocks that are less expensive but have higher growth prospects than the overall market.  We believe this positioning reduces risk while preserving upside in the long term.

American Trust Allegiance Fund

While for the fiscal year our total return lagged the S&P 500, we view it as a tale of two periods:  in the first three quarters we underperformed; and in the last quarter (December – February) we modestly outperformed (+1.64% for the Fund versus +1.42% for the S&P 500).  Of note, the market environment changed in the fourth quarter, with the market bottoming in late December and staging a brisk recovery thereafter.  Laggards in the downdraft which began September 20th were some of the best performers in the subsequent recovery – representing, in our opinion, a shift in the market environment.

Additionally, in mid-December, we made significant changes to the Fund to position for what we believed were strong relative value opportunities.  Specifically, we increased our international holdings, moving to a 12.5% position in emerging markets through five new holdings – three in Latin America and two in Asia.  Further, we bought a position in Nintendo, adding to both our Japanese and our video gaming exposure alongside our stake in Sony Corporation.  Mondelez, a U.S.-based but largely international confectionary and snack food company, also boosted our overseas exposure.  We also boosted our financial sector exposure through a swap into Bank of America, the establishment of a position in E*Trade and through two of the emerging market stocks in pan-Asian insurance and Peruvian commercial banking, respectively.

Even as we have moved to position for opportunity, we also moved to reduce risk in the Fund.  Technology stocks, which had represented 36% of holdings prior to our mid-December changes, moved to 21%.  Exposure to consumer discretionary stocks was more than halved, while we significantly increased energy, industrial and communications services holdings.  Cash holdings have been maintained at a conservative 6-8% of the Fund.

Collectively, we believe these moves have put us in a better risk/reward position as we look forward to the balance of 2019.  Through our thematic investing work, we are seeding the Fund with what we believe can be trend-favored growth equities.  We intend to continue these techniques in the coming months as we strive to balance long-term opportunity with prudent risk management.  The Portfolio Manager’s Q&A section of this Annual Report discusses the Fund’s long-term approach in some detail.

We are confident in the companies in which we are invested in the Fund – and in the value we believe is inherent in their shares.  In this year’s Annual Report, we invite you to share our confidence in these companies and their prospects through an “under the hood” look at the portfolio and the investment process.  Our invitation has three parts:  a) a statistical ‘snapshot’ of selected value and growth measures for the portfolio, the significance of which we will explain; b) an extended Question & Answer dialogue with the co-portfolio managers of the Fund which will give you a perspective on both the big picture investment opportunities in which we are investing as well as the security

American Trust Allegiance Fund

analysis which underpins our stock selections; and lastly, c) we welcome your questions on any and all stocks in the portfolio via email or through a telephone conversation.

The last part of our invitation is unusual but is a hallmark of our firm and its philosophy.  Very few fund managers invite shareholders to call them directly, but we do!  As you read through the following sections of this report – the Fund Snapshot and the Portfolio Manager Q&A, please do call us if you have questions.  We always stand ready to talk about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are some we know less well and we would love to rectify that situation.

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you, and we look forward to sharing with you the good things that we expect for 2019 and beyond.

Sincerely yours,

Paul H. Collins	Carey Callaghan

American Trust Allegiance Fund

Paul Collins is President of American Trust Investment Advisors (ATIA), the Advisor to the American Trust Allegiance Fund. He co-founded American Trust Company, the predecessor business to ATIA, in 1991. Mr. Collins worked in the Investment Division of The First Church of Christ, Scientist, Boston, Massachusetts for eight years. He then joined State Street Bank as a Senior Trust Officer. He also served on State Street’s Investment Policy Committee. Besides managing over three hundred trusts, Mr. Collins also managed the investments of four of State Street’s common trust funds. He graduated from Ohio Wesleyan University with a major in Economics.
Carey Callaghan is Chief Investment Officer at American Trust Investment Advisors.  He was previously with Goldman Sachs for eleven years and Lehman Brothers for eight years.  He graduated from Dartmouth College in 1983 with a major in economics and environmental studies and received an M.B.A. in 1988 from Columbia.  He served as both a research analyst and Research Director while on Wall Street and covered numerous industries.  He was rated a top analyst by Institutional Investor and Greenwich Associates in several categories in both the U.S. and Latin America.

FUND STATISTICAL SNAPSHOT

While the investing world is classically divided between “growth” and “value” in terms of investment style, we have a GARP (Growth At a Reasonable Price) investment discipline that combines elements of both.  We want to invest in companies that are growing sales and earnings at a robust pace, but we do not want to “pay” too much for the shares of these companies.

Shown below are relevant valuation and growth statistics for the Fund as compared to the S&P 500.  The first four measures are valuation measures (see definitions below if you are unfamiliar with what these mean).  For these four valuation measures, a lower number represents a ‘less expensive’ stock, all else being equal.  The fifth measure is the dividend yield, where a higher number is favorable.  The last two rows pertain to future and historical earnings per share growth.  For these two measures, a higher number is favorable.

American Trust Allegiance Fund

A quick glance at the numbers below shows that, across the first three valuation measures, the Fund is invested in securities that are less expensive than the S&P 500.  As to growth, both the long-term earnings growth measure and the historical earnings growth number are higher than the S&P 500 metrics.  We leave it to you to judge the magnitude of these differences and their potential, but we believe that the positioning of the American Trust Allegiance Fund puts it in a relatively advantageous position.

Selected Valuation & Growth Measures at 12/31/18

	Allegiance Fund	S&P 500
Price/NTM Earnings	12.46	16.85
Price/Book	2.40	2.90
Price/Sales	1.57	1.97
Price/Cash Flow	11.07	8.59
Dividend Yield %	2.13	2.13
Long-Term Earnings Growth %	12.86	10.45
Historical Earnings Growth %	17.48	12.74

Source: American Trust Investment Advisors, FactSet, Morningstar

NTM P/E ratio – Next Twelve Months price-to-earnings ratio is a commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

EPS – Earnings per share.  The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

Price/Book – The price-to-book ratio is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share; a lower Price/Book could mean the company is undervalued.

Price/Sales – The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.  It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period; a low price/sales ratio could mean undervaluation.

Price/Cash Flow – The price-to-cash flow ratio is a ratio used to compare a company’s market value to its cash flow.  It is calculated by dividing the company’s market cap by the company’s operating cash flow in the most recent fiscal year (or the most recent four fiscal quarters); or, equivalently, divide the per-share stock price by the per-share operating cash flow; a low single digit ratio may indicate the stock is undervalued.

Dividend Yield % – Dividend Yield percentage is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price.  Dividend yield is represented as a percentage and calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of

American Trust Allegiance Fund

stock.  Dividend yield is a way to measure how much cash flow you are getting for each dollar invested in an equity position.

Long-Term Earnings % – Earnings are what remains of a firm’s revenues after it pays expenses, costs and taxes.  Projected earnings growth is an estimate of a company’s expected long-term growth in earnings; companies whose earnings grow faster than those of their industry peers usually see better price performance for their stocks.

Historical Earnings % – The historical earnings growth rate for a stock is a measure of how the stock’s earnings per share (EPS) have grown over the last five years.  The historical earnings growth rate can tell investors how quickly a company’s profits are growing.  A company may increase its earnings per share by increasing its sales, decreasing its costs or reducing the number of shares outstanding in the marketplace.

Portfolio Managers’ Q & A Session

A discussion with Paul Collins and Carey Callaghan, co-portfolio managers of the American Trust Allegiance Fund.

Q:  Paul, you started the Fund 21 years ago, and your investment advisory firm will celebrate its 30th anniversary next year.  Looking back, with a socially responsible Fund and focus, what were the bedrock principles upon which you built your business?

A: (Paul) – There really are two qualities that encapsulate all that we strive to do – insight and integrity.  They apply equally to both the investment process and our client service, in the sense that we need to have insight not only about our investing activities, but also about our clients, including the Fund and its shareholders.  Conversely, we need to have integrity not just with respect to client interactions, but also with respect to the investment process.  For the Fund specifically, understanding and rigorously applying the socially responsible screening criteria consistent with the Prospectus and SAI are paramount.

Q:  As Chief Investment Officer, Carey, what do you see as the firm’s distinctive competencies when it comes to investing?

A: (Carey) – Industry knowledge, skill in company valuation, market experience and a dose of contrarian/independent thinking constitute our competencies.  How distinctive these are is perhaps for others to judge.

For both Paul and me, getting back to your bedrock principles question, investing and doing right by our clients is a passion.  My background in security analysis and Paul’s in portfolio management have instilled a deep desire to learn about companies and to work to understand their value.  The arbitrage between this perceived value and the prices afforded in the marketplace are an exciting and perpetual hunt for opportunity.

American Trust Allegiance Fund

Q:  What is the process for an investment idea that might find its way into the Fund?

A: (Paul) – So, we believe that we have to know the companies in which we invest very well.  We are monitoring about 300 stocks that we feel we “know” and are adding to this pool of known stocks all the time (and dropping others…the 300 number is fairly constant).  For every stock we do end up investing in, there are 4-5 others where we do substantial research which we end up discarding, or perhaps postponing.

We typically percolate ideas for years.  As an idea becomes more relevant/opportune, we will work extensively on it for a period of days – usually 3-5 days but sometimes more.  However, there are instances where we get to know a company and quickly make an investment if we find it to be compelling but these are very few.  Additionally, a substantial drop in a stock price will often spur an investigation on our part.  Such circumstances rarely yield a purchase, but occasionally they do.

A: (Carey) – Our investment opinions are our own, and we develop our own price targets for the stocks that are owned in client portfolios.  ATIA is not afraid to go against consensus – in fact that is often where there may be the best opportunities.

We are firm believers in “kicking the tires.”  We attend investor conferences, visit with or speak to company managements whenever possible, read trade journals, visit stores, talk to competitors, etc.  We constantly reassess our holdings in light of new information.  We also enjoy discussing the views of our clients and Fund shareholders with respect to our investments, and sometimes uncover valuable new perspectives from these conversations.

Q:  How is your investment process and discipline faring in today’s environment?

A: (Paul) – Value has been a laggard for the past ten years.  While ATIA has evolved from being more growth-oriented to having a significant value component in recent years, we still maintain an overall orientation we would describe as GARP (“Growth at a Reasonable Price”).  Still, the increasing proportion of “value” positions in recent years has hurt relative performance, while reducing risk in our opinion and better positioning the investments for long-term growth.  Since the market lows of December, we believe there has been a reassessment of risk/reward with respect to international investing, relative sector attractiveness, and the merits of a more value-oriented investment approach.

A: (Carey) – Domestically, the prospect of a recession – which we view as unlikely near term – was largely ‘priced in’ at calendar year-end in our opinion.  Accordingly, we have been: 1) taking advantage of what we believe is undue

American Trust Allegiance Fund

pessimism in some capital-spending related stocks; and 2) rigorously applying our growth-at-a-reasonable price investment philosophy to take advantage of what we believe are advantageous opportunities.  Together with our international diversification, we believe these moves are “panning out” nicely in the seemingly different investment environment since the market lows of 12/14/18 and should help position the Fund well in the coming quarters and years.

Performance, both absolute and relative, is viewed by many as the ‘bottom line’ in investment management.  Lost in this view is the risk taken on in order to achieve that performance.

Q:  Are you concerned about risk in the current environment, and what, if anything, keeps you up at night?

A: (Paul) – Ha!  Well, I am a sound sleeper by nature.  But to your question, beyond the garden variety risks that impact today’s investing scene – trade wars, longevity of the economic cycle, wage pressures, political uncertainty, etc. – we are considering issues such as societal unrest and institutional fragility as overarching concerns.  The latter, institutional fragility, includes our monetary system.  ATIA mitigates against these risks through investing the Fund in sound businesses that have the ability to reprice essential goods and services in different operating environments, and through diversification across countries, sectors and companies.

A: (Carey) – We work hard to manage risk in the Fund.  We do this in a number of ways: 1) first and foremost, through carefully researching the securities and underlying companies in which we invest; 2) through diversification of holdings, both in number and across geographies, industries and business models; 3) through careful monitoring of company balance sheets and overall financial results and business activities; 4) through tactical shifts in cash holdings when circumstances suggest this is prudent; and 5) through an analysis of underlying portfolio risks such as interest rate risk (floating rate exposure), or China risk (factoring in % of revenues, sourcing, etc.).

Q:  Paul, you brought up the monetary system with relation to risk.  The Federal Reserve seems to have halted its rate hikes in late March.  How does that change things for your investing work for the Fund?

A: (Paul) – Well, in the short run, it is probably good news for the market.  We now know that the Fed “has our back,” so to speak.  Its willingness to cave on its normalization path is a sign that further Fed-induced rate pressure is now unlikely as a headwind for the financial markets.  On the other hand, it validated the market’s concerns about growth.  On balance we are still constructive on stocks, albeit not as effusively as we were three months ago.

American Trust Allegiance Fund

A: (Carey) – The drop in interest rates has been a challenge to financial sector stocks specifically, in which the Fund is overweight relative to the S&P 500.  But the market is very quick to settle on a consensus view that can flip overnight.  Three months ago, the market was factoring in a succession of rate hikes and an imminent recession.  Both of those perceptions have flipped but may well change again.  We find our financial stocks to be attractively priced and a good hedge against unforeseen changes in the outlook.

Q:  What is your investment outlook?

A: (Paul) – As mentioned, we remain constructive on stocks.  The economy remains on a firm foundation notwithstanding the recent slowing, and business conditions remain generally constructive.  While the market’s jump in the last quarter makes it less attractive, it was deeply discounted then, and we are finding opportunity in less expensive emerging market stocks and through a disciplined application of our growth at a reasonable price investment philosophy.

A: (Carey) – Since the market lows of December, we believe there has been a reassessment of risk/reward with respect to international investing. Accordingly, we feel affirmed that selected international stocks offer a sound risk/reward tradeoff in the medium and long term.  But we feel it “pays to be choosy.”

Within the Fund, we established 2% positions in each of five leading emerging market stocks that we believe offer compelling long term appreciation opportunity: 1) AIA Group – a leading Hong Kong-based insurance company with significant geographic and business line growth potential; 2) Baidu – the leading internet search company in China; 3) Credicorp – Peru’s commercial banking market share leader; 4) Enel Americas – a pan Latin American electrical utility giant; and 5) PagSeguro – Brazil’s leading on-line payments company.

Q:  Thank you both for your time and insights.

A: (Paul) – Thank you.  We both very much enjoy discussing the Fund and our work at ATIA, and we look forward to speaking to our clients and fellow shareholders in the Fund at every opportunity.

We invite you to please contact us if you have questions about the investments in the Fund, or if you would like to simply discuss our outlook (800-788-7285).

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

American Trust Allegiance Fund

Opinions expressed are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; the price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

The Fund is distributed by Quasar Distributors, LLC.

Diversification does not guarantee a profit or protect from loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

It is not possible to invest directly in an index.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

American Trust Allegiance Fund

•
The MSCI Europe, Australasia, and Far East Index (EAFE) is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 21 developed market country indices, excluding the U.S. and Canada. With 920 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

•
The MSCI Emerging Markets Index (EEM) is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 24 emerging market country indices, excluding the U.S. and Canada. With 1,136 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2019

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	-2.79%	4.93%	12.40%
S&P 500® Index	4.68%	10.67%	16.67%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2019 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/18 – 2/28/19).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/18	2/28/19	9/1/18 – 2/28/19*
Actual	$1,000.00	$ 937.30	$6.96
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2019

Shares	COMMON STOCKS: 87.37%	Value

	Administrative Support and Services: 1.02%
2,560	PayPal Holdings, Inc.*	$251,059

	Air Transportation: 1.93%
8,470	Southwest Airlines Co.	474,659

	Apparel Manufacturing: 2.03%
5,735	VF Corp.	501,010

	Broadcasting (except Internet): 4.47%
17,620	CBS Corp. – Class B+	884,700
5,620	Comcast Corp. – Class A	217,325
		1,102,025

	Computer and Electronic
	Product Manufacturing: 10.11%
3,815	Apple, Inc.	660,567
2,380	Northrop Grumman Corp.	690,105
8,240	NXP Semiconductors N.V.#	752,477
8,120	Sony Corp. – ADR	389,679
		2,492,828

	Couriers and Messengers: 3.32%
4,525	FedEx Corp.	819,025

	Credit Intermediation and
	Related Activities: 8.47%
32,620	Bank of America Corp.	948,590
2,870	Credicorp Ltd.#	697,668
3,490	PNC Financial Services Group, Inc.	439,810
		2,086,068

	Data Processing, Hosting, and
	Related Services: 3.53%
30,840	Pagseguro Digital Ltd. – Class A#*	867,529

	Food Manufacturing: 3.55%
1,420	McCormick & Co., Inc.+	193,091
14,475	Mondelez International, Inc. – Class A	682,641
		875,732

	General Merchandise Stores: 2.82%
9,570	Target Corp.	695,165

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

Shares		Value

	Insurance Carriers and
	Related Activities: 4.79%
19,000	AIA Group Ltd. – ADR	$756,010
2,110	Berkshire Hathaway, Inc. – Class B*	424,743
		1,180,753

	Machinery Manufacturing: 5.12%
3,390	Caterpillar, Inc.	465,583
4,530	Lam Research Corp.	797,688
		1,263,271

	Merchant Wholesalers, Durable Goods: 0.87%
5,220	Gentherm, Inc.*	214,020

	Miscellaneous Manufacturing: 1.80%
13,000	Nintendo Co., Ltd. – ADR	445,250

	Nonmetallic Mineral
	Product Manufacturing: 1.94%
9,580	Owens Corning, Inc.	478,329

	Oil and Gas Extraction: 1.73%
6,470	Occidental Petroleum Corp.	427,990

	Other Information Services: 1.93%
2,955	Facebook, Inc. – Class A*	477,085

	Paper Manufacturing: 1.83%
9,860	International Paper Co.	451,785

	Petroleum and Coal
	Products Manufacturing: 2.69%
8,390	Exxon Mobil Corp.	663,062

	Professional, Scientific, and
	Technical Services: 6.64%
3,600	Baidu, Inc. – ADR*	585,144
14,260	Jacobs Engineering Group, Inc.	1,052,103
		1,637,247

	Publishing Industries (except Internet): 5.17%
7,790	Citrix Systems, Inc.	821,845
4,040	Microsoft Corp.	452,601
		1,274,446

	Real Estate: 3.20%
15,846	CBRE Group, Inc. – Class A*	788,497

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2019, Continued

Shares		Value

	Securities, Commodity Contracts,
	and Other Finance: 2.07%
10,415	E*TRADE Financial Corp.	$510,231

	Support Activities for Mining: 2.70%
9,830	ConocoPhillips	666,965

	Transportation Equipment
	Manufacturing: 1.13%
2,030	WABCO Holdings, Inc.*	279,186

	Utilities: 2.51%
70,700	Enel Americas SA – ADR	620,039
	TOTAL COMMON STOCKS (Cost $18,369,932)	21,543,256

	REITS: 6.16%
	Real Estate: 2.79%
1,310	American Tower Corp.	230,756
3,440	Boston Properties, Inc.	456,454
		687,210

	Warehousing and Storage: 3.37%
23,460	Iron Mountain, Inc.	830,953
	TOTAL REITS (Cost $1,344,307)	1,518,163

	SHORT-TERM INVESTMENTS: 6.56%
1,617,487	Fidelity Investments Money Market
	Government Portfolio – Class I, 2.29%†	1,617,487
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,617,487)	1,617,487
	Total Investments in Securities
	(Cost $21,331,726): 100.09%	24,678,906
	Liabilities in Excess of Other Assets: (0.09)%	(23,144)
	Net Assets: 100.00%	$24,655,762

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of February 28, 2019.
+	Non-voting shares.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2019

ASSETS
Investments in securities, at value (cost $21,331,726)	$24,678,906
Receivables:
Fund shares issued	92
Dividends and interest	36,098
Dividend tax reclaim	1,224
Prepaid expenses	11,480
Total assets	24,727,800

LIABILITIES
Payables:
Due to advisor	9,940
Administration fees	8,748
Audit fees	20,500
Transfer agent fees and expenses	8,893
Fund accounting fees	6,888
Legal fees	2,800
Custody fees	538
Shareholder reporting	7,203
Chief Compliance Officer fee	2,250
Trustee fees and expenses	241
Accrued other expenses	4,037
Total liabilities	72,038

NET ASSETS	$24,655,762
Net asset value, offering and redemption
price per share [$24,655,762/911,558 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$27.05

COMPONENTS OF NET ASSETS
Paid-in capital	$19,327,432
Total distributable earnings	5,328,330
Net assets	$24,655,762

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2019

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $9,547)	$388,840
Interest	21,186
Total income	410,026
Expenses
Advisory fees (Note 4)	239,052
Administration fees (Note 4)	50,326
Transfer agent fees and expenses (Note 4)	43,888
Fund accounting fees (Note 4)	27,991
Registration fees	21,328
Audit fees	20,500
Trustee fees and expenses	14,505
Legal fees	13,406
Reports to shareholders	9,968
Chief Compliance Officer fee (Note 4)	9,000
Miscellaneous expense	7,098
Custody fees (Note 4)	5,120
Insurance expense	1,862
Total expenses	464,044
Less: advisory fee waiver (Note 4)	(99,176)
Net expenses	364,868
Net investment income	45,158

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,365,090
Net change in unrealized
depreciation on investments	(3,129,755)
Net realized and unrealized
loss on investments	(764,665)
Net decrease in net assets
resulting from operations	$(719,507)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2019	February 28, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$45,158	$(90,022)
Net realized gain on investments	2,365,090	1,770,939
Net change in unrealized
appreciation/(depreciation)
on investments	(3,129,755)	2,112,633
Net increase/(decrease) in net
assets resulting from operations	(719,507)	3,793,550
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(1,416,019)	(577,147)
Total dividends and distributions	(1,416,019)	(577,147)*
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in
net assets derived from net
change in outstanding shares (a)	551,886	(484,501)
Total increase/(decrease)
in net assets	(1,583,640)	2,731,902
NET ASSETS
Beginning of year	26,239,402	23,507,500
End of year	$24,655,762	$26,239,402 **

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	47,706	$1,311,970	58,364	$1,643,202
Shares issued in
reinvestment
of distributions	45,934	1,157,999	16,239	471,571
Shares redeemed	(67,524)	(1,918,083)	(91,503)	(2,599,274)
Net increase/
(decrease)	26,116	$551,886	(16,900)	$(484,501)

*	Includes distributions to shareholders from net realized gains of $577,147.
**	Includes accumulated net investment loss of $(32,749).

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/19	2/28/18	2/28/17	2/29/16	2/28/15
Net asset value,
beginning of year	$29.63	$26.05	$22.01	$28.31	$26.85
Income from
investment operations:
Net investment
income/(loss)	0.05	(0.10)	(0.03)	0.01	0.01
Net realized and
unrealized gain/(loss)
on investments	(1.00)	4.34	4.59	(4.12)	2.46
Total from
investment operations	(0.95)	4.24	4.56	(4.11)	2.47
Less distributions:
From net
investment income	—	—	—	(0.42)	(0.03)
From net realized
gain on investments	(1.63)	(0.66)	(0.52)	(1.77)	(0.98)
Total distributions	(1.63)	(0.66)	(0.52)	(2.19)	(1.01)
Net asset value, end of year	$27.05	$29.63	$26.05	$22.01	$28.31
Total return	-2.79%	16.33%	20.90%	-15.13%	9.62%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$24,656	$26,239	$23,508	$20,614	$25,246
Ratio of expenses to
average net assets:
Before fee waiver	1.84%	1.81%	1.90%	1.85%	1.79%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	(0.21)%	(0.72)%	(0.58)%	(0.48)%	(0.32)%
After fee waiver	0.18%	(0.36)%	(0.13)%	(0.08)%	0.02%
Portfolio turnover rate	63.14%	41.95%	46.83%	40.60%	50.95%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 – 2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2019, the Fund did not require any permanent tax adjustments on the Statement of Assets and Liabilities.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$251,059	$—	$—	$251,059
Finance and Insurance	3,777,052	—	—	3,777,052
Information	3,721,085	—	—	3,721,085
Manufacturing	7,450,453	—	—	7,450,453
Mining	1,094,955	—	—	1,094,955
Professional, Scientific,
and Technical Services	1,637,247	—	—	1,637,247
Real Estate, Rental,
and Leasing	788,497	—	—	788,497
Retail Trade	695,165	—	—	695,165
Transportation
and Warehousing	1,293,684	—	—	1,293,684
Utilities	620,039	—	—	620,039
Wholesale Trade	214,020	—	—	214,020
Total Common Stocks	21,543,256	—	—	21,543,256
REITS	1,518,163	—	—	1,518,163
Short-Term Investments	1,617,487	—	—	1,617,487
Total Investments
in Securities	$24,678,906	$—	$—	$24,678,906

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at February 28, 2019, the end of the reporting period. During the year ended February 28, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework  Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2019, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2019, the Fund incurred $239,052 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2019, the Advisor reduced its fees in the amount of $99,176; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture and the date of expiration are as follows:

Date	Amount
2/29/20	$96,917
3/1/20-2/28/21	90,569
3/1/21-2/28/22	99,176
$286,662

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended February 28, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and the Custodian are affiliates of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,195,501 and $16,789,944, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $1,300,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2019, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the year ended February 28, 2019 and the year ended February 28, 2018 was as follows:

	February 28, 2019	February 28, 2018
Long-term capital gains	$1,416,019	$577,147

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

As of February 28, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$21,331,726
Gross tax unrealized appreciation	3,636,190
Gross tax unrealized depreciation	(289,010)
Net tax unrealized appreciation (a)	3,347,180
Undistributed ordinary income	12,409
Undistributed long-term capital gain	1,968,741
Total distributable earnings	1,981,150
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$5,328,330

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Socially Responsible Investing Policy Risk.  The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2019, Continued

•
Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.  In addition, investments made in foreign currencies may be subject to the risk of currency devaluation or exchange rate risk.

•
Emerging Markets Risk.  Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments.  Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of The American Trust Allegiance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 26, 2019

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2019 (Unaudited)

For the year ended February 28, 2019, the Fund designated $1,416,019 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended February 28, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 0.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2019 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 0.00%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director,	1	Trustee,
(age 72)		term;	Alpha Gamma		Advisors
615 E. Michigan Street		since	Delta Housing		Series Trust
Milwaukee, WI 53202		March	Corporation		(for series not
		2014.	(collegiate		affiliated with
			housing		the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and		1999 to 2012,
			Chair (2000 to		New Covenant
			2012), New		Mutual Funds
			Covenant		(an open-end
			Mutual Funds		investment
			(1999 to 2012);		company with
			Director and		4 portfolios).
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	1	Trustee,
(age 58)		term*;	Head of		Advisors
615 E. Michigan Street		since	Business		Series
Milwaukee, WI 53202		March	Development		Trust (for
		2017.	(February 2019		series not
			to present)		affiliated
			Ballast Equity		with the
			Management,		Fund).
LLC (a
privately-held
investment
advisory firm);
Managing
Director and
Vice President,
Jensen
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired;	1	Trustee,
(age 84)	of the	term;	formerly		Advisors
615 E. Michigan Street	Board and	since	President,		Series Trust
Milwaukee, WI 53202	Trustee	May	Hotchkis and		(for series not
		2002.	Wiley Funds		affiliated with
			(mutual funds)		the Fund);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired;	1	Trustee,
(age 71)		term;	formerly		Advisors
615 E. Michigan Street		since	Manager,		Series Trust
Milwaukee, WI 53202		September	President,		(for series not
		2008.	CEO, U.S.		affiliated with
			Bancorp Fund		the Fund).
Services, LLC,
and its
predecessors,
(May 1991 to
July 2017).

Raymond B. Woolson	Trustee	Indefinite	President,	1	Trustee,
(age 60)		term*;	Apogee Group,		Advisors
615 E. Michigan Street		since	Inc. (financial		Series Trust
Milwaukee, WI 53202		January	consulting		(for series not
		2016.	firm) (1998		affiliated with
			to present).		the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance
(age 50)	Chief	term;	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive	since	Fund Services, LLC (February 1996
Milwaukee, WI 53202	Officer	December	to present).
	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 57)	President,	term;	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Treasurer	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 47)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 36)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 61)	President,	term;	Fund Services, LLC and Vice President,
615 E. Michigan Street	Chief	since	U.S. Bank N.A. (February 2008
Milwaukee, WI 53202	Compliance	September	to present).
	Officer and	2009.
AML Officer

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund
(age 32)	President	term;	Services, LLC (July 2013 to present).
615 E. Michigan Street	and	since
Milwaukee, WI 53202	Secretary	December
2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2019, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”) on behalf of the American Trust Allegiance Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and long-term performance of the Fund as of July 31, 2018 on both an absolute basis, and in comparison to its peer funds utilizing a Morningstar classification and an appropriate securities benchmark.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing the Fund’s performance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Trustees also discussed with the Advisor and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Advisor’s views as to the reasons for the Fund’s relative performance against peers and benchmark over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark index.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year, three-year, five-year, and ten-year periods.

The Board recognized that the Fund’s investments are subject to socially-responsible investment criteria as set forth in its prospectus, which are generally stricter than that employed by many of the funds in its comparative peer group universe and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other socially responsible funds.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark. The Board noted that the Adviser stated it does not manage any other accounts similarly to the Fund.

3.	THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.  The Board noted that the Advisor represented it does not manage any other accounts with a similar strategy, but the Board did consider the fees charged by the Advisor to its separate account clients who invest the equity portion of their separately managed accounts in the Fund and considered the Advisor’s description of the services it provides to separate account holders for that separate account fee.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio after waiver was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio after waiver was above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board further considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.  The Board also took into account the Advisor’s marketing efforts to increase Fund assets.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional separate account management fees from certain separately managed accounts that are also invested in the Fund.  The Board considered that the overall amount of this additional separate account fee was minimal and that the fee was for different services than those provided by the Advisor to the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

AN-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/19	FYE 2/28/18
Audit Fees	$16,900	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/19	FYE 2/28/18
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/19	FYE 2/28/18
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/8/2019

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  5/8/2019

* Print the name and title of each signing officer under his or her signature.